UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Strategic Global

Government Fund, Inc.

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: January 31

Date of reporting period: February 1, 2007 to July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semiannual Report July 31, 2007

PIMCO

PIMCO Strategic Global Government Fund, Inc.

A company of Allianz Global Investors

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $701 billion of assets under management as of July 31, 2007, is responsible for the management and administration of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world.

Semiannual Report	July 31, 2007	1

Chairman’s Letter

Dear PIMCO Strategic Global Government Fund, Inc. Shareholder:

It is our pleasure to present to you the semiannual report for PIMCO Strategic Global Government Fund, Inc. (the “Fund”), covering the six-month period ended July 31, 2007, the Fund’s fiscal half-year end.

During the period, the Fund returned -0.48% based on its net asset value performance and -3.48% based on its NYSE share price. The Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 1.99% during the same period. Since PIMCO assumed responsibility for managing the Fund on February 8, 2002, through July 31, 2007, the Fund has achieved annualized returns of 5.96% based on its net asset value performance and 7.60% based on its NYSE share price, while the benchmark returned 4.43% on an annualized basis during the same period. On July 31, 2007, the Fund’s net assets stood at $364.2 million.

Highlights of the financial markets during the six-month reporting period ended July 31, 2007, include:

■

Economic data during the first quarter of 2007 pointed to slower growth, which heightened market expectations for a decrease in the Federal Funds Rate. By the second quarter, economic data, such as employment statistics, provided little indication of economic weakness, causing expectations of a decrease in the Federal Funds Rate to unwind and U.S. interest rates to move higher. In July, however, the marketplace was driven less by economic data and more by overall credit concerns, which caused U.S. Treasury yields to decline across the yield curve. On July 31, 2007, the ten-year U.S. Treasury yielded 4.74%, which was 0.07% lower than at January 31, 2007.

■

Lending standards tightened notably towards the latter part of the period and prominent rating agencies downgraded billions of dollars worth of subprime asset-backed securities, while investment banks struggled to find financing for various leveraged buyouts.

■

Returns of mortgage-backed securities lagged U.S. Treasuries on a like-duration basis during the period with most of the underperformance occurring in June and July. The sector was negatively impacted by an increase in volatility as the ten-year U.S. Treasury yield broke out of its trading range in June, reaching a five-year high. In late June and July,

2	PIMCO Strategic Global Government Fund, Inc.

renewed fears about subprime mortgage credit and overall liquidity concerns sparked a flight-to-quality as investors avoided spread products and moved into U.S. Treasuries.

■

U.S. dollar-denominated emerging markets bonds posted positive returns on an absolute basis for the reporting period, but underperformed compared to the Fund’s benchmark, the Lehman Brothers Intermediate Aggregate Bond Index.

By August, the European Central Bank, the Federal Reserve Bank and other central banks added billions of dollars into the banking system to help alleviate the ensuing global “credit crunch.” Furthermore, on August 17, 2007, the Federal Reserve Bank lowered the discount rate (the interest rate charged to commercial banks and other depository institutions) by 0.50% from 6.25% to 5.75% to help ease liquidity in longer-term bonds and loans.

PIMCO moved up in credit quality more than eighteen months ago in bonds that are subject to mortgage credit risk due to concern about this area. In PIMCO’s view, the extra yield that these bonds offered above U.S. Treasuries was not nearly wide enough to compensate for the risk involved. As a result, the Fund had minimal exposure to the subprime mortgage market during the reporting period.

On the following pages please find details on the Fund’s portfolio and total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs. If you have any questions regarding your investment in the Fund, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.rcsfund.com.

Sincerely,

R. Wesley Burns

Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.

August 31, 2007

Semiannual Report	July 31, 2007	3

Important Information About the Fund

Background and Investment Objectives

PIMCO Strategic Global Government Fund, Inc. is a closed-end bond fund which trades on the NYSE under the ticker symbol “RCS.” Formed in 1994, the primary investment objective of the Fund is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. Pacific Investment Management Company LLC (“PIMCO”) assumed responsibility for portfolio management of the Fund on February 8, 2002.

Primary Investments

The Fund attempts to achieve its investment objectives by investing primarily in a portfolio of investment grade fixed-income securities of the United States and other countries. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in government securities. “Government securities” include bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons, and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. “Government securities” also include mortgage-backed securities issued or guaranteed by certain U.S. government agencies and government-sponsored enterprises, including Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Government National Mortgage Association (“GNMA” or “Ginnie Mae”), which may or may not be backed by the full faith and credit of the U.S. government.

Additionally, the Fund invests, under normal circumstances, at least 80% of its net assets plus amounts borrowed for investment purposes in the securities of issuers located in not less than three different countries, including the United States.

The Fund may invest up to 20% of its total assets in non-investment grade securities regardless of the issuer. Effective May 24, 2007, the Fund changed its policies so that the Fund is now permitted to use the ratings assigned by Fitch, Inc. (“Fitch”) for purposes of credit quality investment restrictions. Prior to May 24, 2007, the Fund used ratings from Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), or, if unrated, PIMCO’s determination of comparable quality to a rated security for purposes of credit quality investment restrictions. Effective May 24, 2007, the Fund’s credit quality restrictions are now based on the ratings of Moody’s, S&P or Fitch, or if unrated, PIMCO’s determination of comparable quality to a rated security. Additionally, the Fund may invest up to 20% of total assets in securities of emerging markets issuers.

Dividend Policy

The Fund pays a monthly dividend out of net investment income at a rate of $0.065 per share. The Fund may also pay a special dividend at the end of each calendar year in order to satisfy tax distribution rules applicable to regulated investment companies.

Shareholders who wish to have their dividends reinvested may elect to do so through the Fund’s Dividend Reinvestment Plan described in this report beginning on page 31. Shareholders who hold their shares through a financial intermediary may or may not be able to participate in the Fund’s Dividend Reinvestment Plan and should consult with their financial intermediary to determine eligibility.

4	PIMCO Strategic Global Government Fund, Inc.

Risks of Making an Investment in the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that it is possible to lose money in an investment in the Fund. The past and current dividend rates are not assured, and because the Fund’s shares trade at market value on an exchange, the shares may trade at a discount or premium to the Fund’s net asset value (“NAV”). An investment in the Fund is not a deposit in a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Summary of Risks

The following provides a description of the Fund’s principal risks. The Fund may be subject to additional risks other than those described below.

■	Interest rate risk, including the risk that bond prices fall as interest rates rise.

■

Yield curve flattening risk, including the risk of a decrease in the difference between short-term interest rates and long-term interest rates and the risk that financing costs exceed the returns from longer-term investments purchased with borrowed funds.

■	Market price versus NAV (discount risk), including the risk that the Fund’s shares may trade at a smaller premium or a larger discount from their NAV.

■	Market risk, including the risk that the Fund’s ability to dispose of or accurately value certain holdings may be adversely impacted by market or economic conditions.

■	Net investment income risk, including the risk that the Fund may not generate sufficient net income to meet the current monthly dividend rate.

■	Duration risk, including the risk that investments with a longer final maturity may be more sensitive to interest rate changes than investments with a shorter final maturity.

■	Derivative risk, including the risk of defaults by counterparties and the risk that a derivative performs differently from a direct investment in the instrument underlying the derivative.

■	Small company risk, including the risk that securities issued by small companies may be less liquid than securities issued by larger companies.

■

Non-U.S. security risk, including the risk that non-U.S. securities may present different risks (such as political, regulatory, accounting and tax risks) from similar securities issued by U.S. issuers. This risk may be enhanced when investing in emerging markets.

■

Credit and high-yield security risk, including the risk that offerings of debt securities or derivatives may default and the risk that below investment grade bonds may be subject to higher default rates than investment grade bonds.

■	Sector-specific risk, including the risk that certain sectors of the bond market may have different risk attributes from the bond market as a whole.

■

Leverage risk, including the risk that certain other risks will be magnified when the Fund pursues leveraging strategies and the risk that investments in excess of capital may increase the volatility of returns.

Semiannual Report	July 31, 2007	5

Important Information About the Fund  (Cont.)

■	Concentration risk, which may result in additional volatility compared to a more diversified portfolio.

■

Mortgage risk, including the risk that rising interest rates will extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates (extension risk) and the risk that in an environment where interest rates are falling, borrowers will pay off their mortgages sooner than expected, causing the Fund to reinvest at the lower prevailing interest rates and reducing the Fund’s returns (contraction risk).

In an environment in which interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The Fund’s duration, a measure of the portfolio’s sensitivity to interest rate changes, was 6.30 years as of July 31, 2007, compared to the duration of Lehman Brothers Intermediate Aggregate Bond Index which was 3.85 years.

The Fund may use derivative instruments for hedging and leveraging purposes or as part of an investment strategy. For instance, the Fund may use credit derivatives, such as credit default swaps, and other derivative instruments for gaining synthetic exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. Because the Fund may invest in derivatives, it could lose more than the principal amount invested in these instruments.

High-yield bonds are bonds that are rated below investment grade (e.g., rated below BBB- by S&P or Fitch and below Baa3 by Moody’s). Below-investment grade bonds may be issued in a variety of sectors of the bond market including the corporate and emerging markets sectors. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. As of July 31, 2007, the Fund’s holdings of high-yield bonds were approximately 13% of its total investments. The credit quality of the investments in the Fund’s portfolio does not ensure the stability or safety of the Fund’s portfolio.

The Fund’s investments in securities issued by certain U.S. government agencies or U.S. government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

The Fund invests in dollar rolls, a simultaneous agreement to sell a security held in the portfolio with a purchase of a similar, but not identical security at a future date at an agreed-upon price, which may create leveraging risk for the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. Because leveraging tends to exaggerate the

6	PIMCO Strategic Global Government Fund, Inc.

effect of any increase or decrease in the value of portfolio securities, leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Sarbanes-Oxley Act and Other Information Available to Shareholders

On July 9, 2007, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the Fund’s website at http://www.rcsfund.com. There were no matters relating to a portfolio security that were considered at any shareholder meeting held during the period ended June 30, 2007 with respect to which the Fund was entitled to vote.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting the Fund’s website at http://www.rcsfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

Semiannual Report	July 31, 2007	7

Fund Summary  PIMCO Strategic Global Government Fund, Inc.

Objectives: The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities.

Primary Investments: Investment grade fixed-income government securities of the United States and other countries, including mortgage-backed securities (which may not be backed by the full faith and credit of the relevant government). The Fund may invest up to 20% of its total assets in below-investment grade (high yield) securities and up to 20% of its total assets in securities of emerging markets issuers.

Fund Inception Date: 02/24/1994

Total Net Assets: $364.2 million as of July 31, 2007

Portfolio Manager: Dan Ivascyn

Cumulative Returns Through July 31, 2007

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through July 31, 2007, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index which includes treasury, investment-grade corporate and mortgage-backed securities. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE share price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares.

à	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.

Average Annual Total Return for the period ended July 31, 2007
		6 Months(a)	1 Year	5 Years	10 Years	Since Inception 02/24/1994		Since 02/08/2002(b)
	RCS Based on NYSE Share Price	-3.48%	2.26%	5.42%	8.79%	7.75%		7.60%
	RCS Based on Net Asset Value	-0.48%	4.04%	6.03%	6.70%	6.78%		5.96%
- - -	Lehman Brothers Intermediate Aggregate Bond Index(c)	1.99%	5.50%	4.06%	5.64%	5.95%	(d)	4.43%

All Fund returns are net of fees and expenses.

(a)	Cumulative return
(b)	PIMCO assumed responsibility for portfolio management of the Fund on February 8, 2002.
(c)

Lehman Brothers Intermediate Aggregate Bond Index represents securities that are taxable and dollar-denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this Index.

(d)	Index comparisons began on February 28, 1994.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.rcsfund.com or by calling 1-866-746-2606.

8	PIMCO Strategic Global Government Fund, Inc.

NYSE Symbol	RCS

Allocation Breakdown % of Total Investments	07/31/07		01/31/07
U.S. Government Agencies and Sponsored Entities (“GSEs”)	73.4%	(e)	76.5%	(f)
Private Mortgage-Backed Securities	10.3%		10.4%
Corporate Bonds & Notes	8.5%		7.1%
Sovereign Issues	5.0%		4.3%
Short-Term Instruments	1.7%		0.8%
Other	1.1%		0.9%

(e)	59.3% of Total Investments was invested in mortgage-backed securities of GSEs not backed by the full faith and credit of the U.S. government.
(f)	54.5% of Total Investments was invested in mortgage-backed securities of GSEs not backed by the full faith and credit of the U.S. government.

Portfolio Insights

»	The Fund’s above-index duration exposure, or sensitivity to changes in market interest rates, added to performance as the ten-year U.S. Treasury yield fell from 4.81% to 4.74% during the period.

»	A curve-steepening bias also added to returns as the two-year U.S. Treasury yield declined more than the 30-year U.S. Treasury yield over the period.

»	An overweight to mortgage-backed securities (“MBS”) was a significant detractor from returns as they underperformed like-duration U.S. Treasuries, due to increasing volatility and a flight-to-quality.
»	An overweight to emerging markets bonds also detracted from performance as spreads widened over the period.

»	An underweight to corporate bonds added to returns as they underperformed like-duration U.S. Treasuries over the period amid the general weakness in the credit markets.

»	Exposure to high-yield corporate debt was a major detractor from returns as they underperformed U.S. Treasuries and investment-grade corporates over the period.

Semiannual Report	July 31, 2007	9

Financial Highlights

Selected Per Share Data for the Year or Period Ended	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss) on Investments (a)		Total Income from Investment Operations	Dividends from Net Investment Income		Net Asset Value End of Year or Period	NYSE Share Price End of Year or Period
07/31/2007+	$10.12	$0.30	(e)	$(0.34	)(f)	$(0.04)	$(0.39	)(e)	$9.69	$10.36
01/31/2007	10.39	0.65	(h)	(0.09	)(f)	0.56	(0.83	)(h)	10.12	11.14
01/31/2006	11.01	0.75	(i)	(0.48	)(f)	0.27	(0.89	)(i)	10.39	11.58
01/31/2005	11.41	0.82	(j)	(0.23	)(f)	0.59	(0.99	)(j)	11.01	12.88
01/31/2004	11.33	0.78		0.21		0.99	(0.91)		11.41	12.41
01/31/2003	11.20	1.01		0.13		1.14	(1.01)		11.33	11.95
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of broker commissions.
(c)	Total investment return on net asset value is the combination of reinvested dividend income on ex-date on a net asset value basis, reinvested capital gains distributions on a net asset value basis, if any, and changes in net asset value per share during the period.
(d)	Past performance is no guarantee of future results.
(e)	Dividends from net investment income are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income items are recognized. Accordingly, dividends from net investment income may be more, or less than net investment income determined under GAAP for any given period. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial reporting and tax purposes.
(f)	Net realized and unrealized losses as determined on a tax basis are deferred and do not reduce taxable net investment income.

10	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

Total Return Per Share NYSE Share Price (b)(d)	Total Return Per Share Net Asset Value (c)(d)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
(3.48)%	(0.48)%	$364,228	5.96	%*(g)	1.07	%*(g)	5.99	%*	53%
4.21	5.75	378,385	3.03	(g)	1.06	(g)	6.42		123
(2.95)	2.57	382,618	1.52		1.06		6.99		361
13.36	5.47	399,268	1.06		1.05		7.38		224
12.38	9.07	407,099	1.05		1.04		6.84		446
19.96	11.38	395,313	1.15		1.15		9.02		517
(g)	The difference between the ratio of expenses to average net assets and the ratio of expenses to average net assets excluding interest expense was primarily comprised of interest on reverse repurchase agreements. See the discussion on Reverse Repurchase Agreements on page 25 and the discussion of Leverage on page 23 of the Notes to the Financial Statements for more information.
(h)	Net investment income for tax purposes was $0.81 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial reporting and tax purposes.
(i)	Net investment income for tax purposes was $0.87 per share. Net investment income for financial reporting purposes was $0.12 per share lower due to the inclusion of losses incurred on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial reporting and tax purposes.
(j)	Net investment income for tax purposes was $0.98 per share. Net investment income for financial reporting purposes was $0.16 per share lower due to the inclusion of losses incurred on paydowns on mortgage-backed securities. In most cases paydown losses are treated as a reduction of net income for financial reporting purposes, but treated as capital losses for tax purposes. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial reporting and tax purposes.

Semiannual Report	July 31, 2007	11

Statement of Assets and Liabilities	(Unaudited) July 31, 2007

Amounts in thousands, except share and per share amounts
Assets:
Investments, at value	$1,093,107
Foreign currency, at value	203
Receivable for investments sold	114,890
Interest and dividends receivable	4,840
Paydown receivable	1
Variation margin receivable	217
Swap premiums paid	20,266
Unrealized appreciation on foreign currency contracts	173
Unrealized appreciation on swap agreements	7,236
Other assets	14
1,240,947

Liabilities:
Payable for the reverse repurchase agreements	$283,614
Payable for investments purchased	520,541
Payable for short sales	49,432
Overdraft due to custodian	3
Dividends payable	2,443
Accrued investment advisory fee	249
Accrued administration fee	15
Accrued custodian expense	23
Accrued audit fee	9
Accrued printing expense	10
Variation margin payable	543
Swap premium received	1,064
Unrealized depreciation on foreign currency contracts	5
Unrealized depreciation on swap agreements	18,277
Other liabilities	491
876,719

Net Assets	$364,228

Net Assets Consist of:
Capital stock–authorized 500 million shares, $.00001 par value; outstanding 37,579,283 shares	$1
Paid in capital	440,082
(Overdistributed) net investment income	(6,313)
Accumulated undistributed net realized (loss)	(42,554)
Net unrealized (depreciation)	(26,988)
$364,228

Net Asset Value Per Share Outstanding	$9.69

Cost of Investments Owned	$1,106,617

Cost of Foreign Currency Held	$202

Proceeds Received on Short Sales	$47,841

12	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

Statement of Operations

Amounts in thousands
Investment Income:	Six Months Ended July 31, 2007 (Unaudited)
Interest	$22,459
Miscellaneous income	4
Total Income	22,463

Expenses:
Investment advisory fees	1,542
Administration fees	94
Transfer agent fees	14
Directors’ fees	121
Printing expense	19
Legal fees	52
Audit fees	21
Custodian fees	94
Interest expense	9,191
Miscellaneous expense	58
Total Expenses	11,206

Net Investment Income	11,257

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(296)
Net realized gain on futures contracts, written options and swaps	38,192
Net realized (loss) on foreign currency transactions	(738)
Net change in unrealized (depreciation) on investments	(13,698)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(36,659)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	315
Net (Loss)	(12,884)

Net (Decrease) in Net Assets Resulting from Operations	$(1,627)

Semiannual Report	July 31, 2007	13

Statements of Changes in Net Assets

Amounts in thousands, except share amounts
Increase (Decrease) in Net Assets from:	Six Months Ended July 31, 2007 (Unaudited)		Year Ended January 31, 2007

Operations:
Net investment income	$11,257		$24,230
Net realized gain (loss)	37,158		(22,453)
Net change in unrealized appreciation (depreciation)	(50,042)		19,386
Net increase (decrease) resulting from operations	(1,627)		21,163

Distributions to Shareholders:
From net investment income	(14,624)		(30,980)

Fund Share Transactions:
Issued as reinvestment of distributions (200,118 and 536,700 shares, respectively)	2,094		5,584

Total (Decrease) in Net Assets	(14,157)		(4,233)

Net Assets:
Beginning of period	378,385		382,618
End of period*	$364,228		$378,385

* Including (overdistributed) net investment income of:	$(6,313	)(a)	$(2,946	)(a)

(a)

Amount reflects annual Fund distributions made in excess of the Fund's accumulated net investment income based on financial accounting principles. For income tax purposes for the fiscal year ended January 31, 2007, the Fund underdistributed accumulated taxable income by $1,110. The corresponding amount for income tax purposes for the fiscal year ending January 31, 2008 will not be determined until the end of the fiscal year and is not disclosed for the semiannual period. Distributions are based on net taxable income. Fund distributions may vary significantly from the Fund's net investment income due to differences in financial accounting and income tax accounting principles. See the discussion of Dividends and Distributions to Shareholders in the Notes to the Financial Statements on page 23 for more information about the difference between amounts determined for financial accounting purposes and income tax purposes.

14	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

Statement of Cash Flows

Amounts in thousands
Decrease in Cash from:	Six Months Ended July 31, 2007 (Unaudited)

Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(1,627)

Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(3,169,130)
Proceeds from sales of long-term securities	3,328,228
Sale of short-term portfolio investments, net	(7,672)
Decrease in interest receivable	472
Decrease in receivable for investments sold	40,467
Decrease in paydown receivable	5
Decrease in payable for investments purchased	(142,808)
Increase in other asset	(13)
Increase in swap premium paid	4,882
Proceeds from futures contracts transactions	(1,386)
Proceeds from currency transactions	(727)
Increase in management fee payable	1
Decrease in accrued printing expense	(1)
Decrease in accrued custodian expense	(18)
Decrease in accrued audit fee	(18)
Increase in other accrued liabilities	192
Proceeds from short sale transactions	(79,645)
Unrealized appreciation on investments	50,042
Net realized loss on investments	(37,158)
Net amortization on investments	442
Net cash used for operating activities	(15,472)

Cash flows received from financing activities:
Net borrowing from reverse repurchase agreements	27,033
Cash dividend paid*	(12,516)
Net cash received from financing activities	14,517

Net Decrease in Cash	(955)

Cash and Foreign Currency:
Beginning of year	1,155
End of year	$200

* Includes reinvestment of dividends of $2,094

Semiannual Report	July 31, 2007	15

Schedule of Investments

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS & NOTES 25.5%

BANKING & FINANCE 6.5%
ATF Bank
8.875% due 11/09/2009	$1,500	$1,552

Bank Negara Indonesia
10.000% due 11/15/2012	2,000	2,029

C10 Capital SPV Ltd.
6.722% due 12/31/2016	3,800	3,668

Desarrolladora Homex S.A. de C.V.
7.500% due 09/28/2015	2,000	1,890

GMAC LLC
6.000% due 12/15/2011	3,000	2,709
6.610% due 05/15/2009	2,500	2,406

GPB Eurobond Finance PLC for Gazprombank
6.500% due 09/23/2015	5,000	4,712

SLM Corp.
3.625% due 03/17/2008	1,000	986

VTB Capital S.A. for Vneshtorgbank
5.955% due 08/01/2008	2,000	1,995

Wells Fargo Capital X
5.950% due 12/15/2036	2,000	1,808

		23,755

INDUSTRIALS 15.8%
Bon-Ton Stores, Inc.
10.250% due 03/15/2014	2,000	1,810

Cablemas S.A. de C.V.
9.375% due 11/15/2015	2,000	2,150

CSN Islands IX Corp.
10.000% due 01/15/2015	3,700	4,181

Dynegy Holdings, Inc.
7.125% due 05/15/2018	1,000	845
8.375% due 05/01/2016	2,000	1,870

EchoStar DBS Corp.
7.125% due 02/01/2016	1,500	1,425

Gaz Capital for Gazprom
8.625% due 04/28/2034	3,000	3,652

Georgia-Pacific Corp.
7.000% due 01/15/2015	500	462
7.700% due 06/15/2015	1,500	1,429
7.750% due 11/15/2029	1,500	1,358

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
HCA, Inc.
9.000% due 12/15/2014	$1,500	$1,462
9.250% due 11/15/2016	700	696

Herbst Gaming, Inc.
8.125% due 06/01/2012	2,000	1,805

Lyondell Chemical Co.
8.250% due 09/15/2016	1,500	1,650

Morgan Stanley Bank AG for OAO Gazprom
9.625% due 03/01/2013	2,000	2,302

NAK Naftogaz Ukrainy
8.125% due 09/30/2009	3,000	2,950

Pemex Project Funding Master Trust
5.750% due 12/15/2015	7,000	6,821
9.125% due 10/13/2010	370	406

Petroliam Nasional Bhd.
7.625% due 10/15/2026	2,300	2,718

RH Donnelley Corp.
8.875% due 01/15/2016	3,500	3,421

SemGroup LP
8.750% due 11/15/2015	1,500	1,485

Service Corp. International
7.625% due 10/01/2018	1,500	1,436

Sino-Forest Corp.
9.125% due 08/17/2011	2,000	2,080

Southern Copper Corp.
7.500% due 07/27/2035	1,000	1,037

Supervalu, Inc.
7.500% due 11/15/2014	1,500	1,440

United AirLines, Inc.
6.636% due 07/02/2022	3,000	2,978

Vale Overseas Ltd.
6.250% due 01/23/2017	900	895
6.875% due 11/21/2036	1,100	1,076

Verso Paper Holdings LLC and Verson Paper, Inc.
9.125% due 08/01/2014	1,500	1,511

		57,351

UTILITIES 3.2%
Cia Energetica de Sao Paulo
10.000% due 03/02/2011	2,000	2,180

Enersis S.A.
7.375% due 01/15/2014	2,000	2,073

16	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

(Unaudited) July 31, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
Nevada Power Co.
6.500% due 05/15/2018	$2,500	$2,523

TECO Energy, Inc.
6.750% due 05/01/2015	5,000	4,963

		11,739

Total Corporate Bonds & Notes (Cost $93,659)		92,845

U.S. GOVERNMENT AGENCIES AND SPONSORED ENTITIES 220.3%
Fannie Mae
4.250% due 11/25/2024 - 03/25/2033	407	330
5.000% due 05/25/2016 - 12/01/2018	229	226
5.500% due 08/25/2014 - 12/01/2037	85,584	82,666
5.750% due 06/25/2033	100	97
5.807% due 08/25/2043	2,500	2,491
6.000% due 02/25/2017 - 12/01/2037	53,032	52,555
6.000% due 01/25/2044 (b)	9,472	9,515
6.500% due 05/01/2013 - 12/25/2042	10,066	10,273
6.500% due 02/01/2028 - 06/25/2044 (b)	21,674	22,005
6.850% due 12/18/2027	106	110
7.000% due 06/01/2009 - 01/01/2047	13,332	13,762
7.000% due 04/01/2030 - 12/01/2046 (b)	27,597	28,366
7.065% due 03/01/2032	300	299
7.116% due 04/01/2030	71	71
7.136% due 09/01/2028	31	31
7.170% due 12/01/2028	124	125
7.275% due 03/01/2032	177	179
7.290% due 02/01/2032	19	19
7.302% due 12/01/2028	105	106
7.351% due 02/01/2030	53	53
7.393% due 11/01/2027	95	96
7.400% due 02/01/2027 - 10/01/2031	109	110
7.468% due 02/01/2028	34	35
7.500% due 06/01/2017 - 06/25/2044 (b)	7,578	7,888
7.500% due 12/01/2017- 03/25/2044	10,482	10,905
7.598% due 12/01/2025	174	176
7.700% due 03/25/2023	170	180
7.750% due 03/01/2031	90	92
7.815% due 12/01/2030	249	255
8.000% due 04/01/2017- 06/01/2032	5,899	6,187

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
8.000% due 08/01/2032 (b)	$4,381	$4,633
8.500% due 04/01/2016 - 06/25/2030	2,519	2,736
8.750% due 11/01/2011 - 05/01/2017	18	19
9.000% due 12/01/2019 (b)	12,432	13,401
9.420% due 05/15/2021	1,719	1,874
9.975% due 07/15/2027	671	751
10.300% due 04/25/2019	85	89

Federal Housing Administration
7.430% due 06/01/2024	194	196

Freddie Mac
5.000% due 10/15/2016 (b)	200	197
5.000% due 11/15/2016 - 02/15/2024	322	318
5.500% due 12/01/2031 - 12/01/2037	200,527	193,728
6.000% due 10/15/2012 - 03/15/2035	1,369	1,378
6.000% due 12/15/2016 - 03/01/2033 (b)	12,923	13,008
6.500% due 11/01/2016 - 03/25/2044 (b)	49,215	50,302
6.500% due 04/15/2018 - 10/25/2043	4,464	4,549
6.900% due 09/15/2023	2,652	2,741
6.950% due 07/15/2021	1,243	1,240
7.000% due 11/01/2007 - 10/25/2043	57,510	58,896
7.000% due 01/15/2024 - 08/01/2036 (b)	34,324	35,223
7.008% due 04/01/2033	32	33
7.156% due 12/01/2026	24	24
7.296% due 09/01/2031	239	239
7.500% due 01/01/2016 - 02/25/2042	9,994	10,387
8.000% due 02/15/2022 - 04/15/2030	1,704	1,778
8.500% due 04/15/2022 - 10/01/2030	1,479	1,540

Ginnie Mae
5.500% due 04/20/2035 - 06/20/2035	586	584
6.000% due 12/01/2037	125,000	124,824
6.500% due 06/20/2032	123	127
7.000% due 02/15/2024 - 06/15/2026	337	353
7.000% due 03/20/2031 (b)	7,016	7,214
7.250% due 07/16/2028	354	359
7.500% due 01/15/2017 - 03/15/2029	3,520	3,687
8.000% due 06/15/2016 - 03/20/2030	802	859

Semiannual Report	July 31, 2007	17

Schedule of Investments (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
8.500% due 10/15/2016 - 02/15/2031	$45	$48
9.000% due 06/15/2016 - 01/15/2020	1,583	1,701

Small Business Administration
4.754% due 08/10/2014	1,593	1,535
5.038% due 03/10/2015	995	968
6.300% due 07/01/2013 - 06/01/2018	1,084	1,105
6.400% due 08/01/2013	274	277
7.200% due 06/01/2017	108	111
7.449% due 08/01/2010	91	93
7.540% due 08/10/2009	264	271
7.700% due 07/01/2016	65	68

Vendee Mortgage Trust
6.500% due 03/15/2029	675	697
6.750% due 02/15/2026 - 06/15/2026	441	457
7.500% due 09/15/2030 (b)	8,022	8,392

Total U.S. Government Agencies and Sponsored Entities (Cost $814,490)		802,213

PRIVATE MORTGAGE-BACKED SECURITIES 31.0%
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033	100	101

Countrywide Alternative Loan Trust
6.500% due 07/25/2035 (b)	2,453	2,385

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 11/25/2026 (b)	3,871	3,850
6.786% due 08/25/2034	2,409	2,412
7.500% due 11/25/2034 (b)	6,654	6,910

CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2034 (b)	2,283	2,328

DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,493	1,541

GMAC Mortgage Corp. Loan Trust
5.211% due 08/19/2034	1,167	1,141

GSAA Trust
6.000% due 04/01/2034 (b)	5,634	5,544

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043 (b)	6,169	6,304
7.500% due 06/19/2027	186	193
8.000% due 09/19/2027 (b)	2,647	2,787

GSR Mortgage Loan Trust
5.500% due 11/25/2035 (b)	5,000	4,619
6.500% due 01/25/2034 (b)	4,893	4,910

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MASTR Alternative Loans Trust
6.500% due 03/25/2034	$1,970	$1,971
7.000% due 04/25/2034	277	278

MASTR Reperforming Loan Trust
7.000% due 05/25/2035 (b)	4,959	5,041
7.500% due 07/25/2035 (b)	7,299	7,559

Nomura Asset Acceptance Corp.
7.000% due 10/25/2034 (b)	4,184	4,300
7.500% due 03/25/2034 (b)	5,514	5,727
7.500% due 10/25/2034 (b)	12,551	13,122

Residential Asset Mortgage Products, Inc.
6.500% due 11/25/2031	290	293
7.000% due 08/25/2016 (b)	4,059	4,151
8.500% due 10/25/2031 (b)	1,930	2,009
8.500% due 11/25/2031	2,368	2,563

Structured Asset Securities Corp.
7.500% due 10/25/2036 (b)	8,856	9,373

Washington Mutual MSC Mortgage Pass-Through Certificates
6.500% due 08/25/2034 (b)	4,941	5,013
7.000% due 03/25/2034	894	904
7.500% due 04/25/2033 (b)	3,735	3,835

Wells Fargo Mortgage-Backed Securities Trust
4.109% due 06/25/2035	1,800	1,763

Total Private Mortgage-Backed Securities (Cost $115,193)		112,927

ASSET-BACKED SECURITIES 0.5%
Ameriquest Mortgage Securities, Inc.
8.772% due 02/25/2033	1,500	742
8.845% due 11/25/2032	3,494	1,133

Residential Asset Mortgage Products, Inc.
8.500% due 12/25/2031	50	52

Total Asset-Backed Securities (Cost $1,992)		1,927

SOVEREIGN ISSUES 15.1%
Banque Centrale de Tunisie
7.375% due 04/25/2012	2,000	2,146

Brazilian Government International Bond
7.125% due 01/20/2037	7,580	8,004
8.250% due 01/20/2034	8,000	9,560
8.750% due 02/04/2025	4,500	5,454
10.125% due 05/15/2027	1,538	2,116

Dominican Republic International Bond
9.040% due 01/23/2018	5,465	5,984

18	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

(Unaudited) July 31, 2007

		PRINCIPAL AMOUNT (000S)	VALUE (000S)
Jamaica Government International Bond
8.500% due 02/28/2036		$1,000	$1,018
10.625% due 06/20/2017		4,000	4,690

Pakistan Government International Bond
7.125% due 03/31/2016		2,000	1,766

Panama Government International Bond
9.375% due 07/23/2012		3,325	3,807

Russia Government International Bond
7.500% due 03/31/2030		932	1,024
11.000% due 07/24/2018		1,000	1,384
12.750% due 06/24/2028		300	523

Ukraine Government International Bond
7.650% due 06/11/2013		6,200	6,484

Venezuela Government International Bond
9.375% due 01/13/2034		1,000	1,068

Total Sovereign Issues (Cost $51,479)			55,028

FOREIGN CURRENCY-DENOMINATED ISSUES 2.8%
Gaz Capital for Gazprom
5.875% due 06/01/2015	EUR	1,000	1,349

Mexico Government International Bond
8.000% due 07/23/2008	DEM	12,100	8,761

Total Foreign Currency-Denominated Issues (Cost $9,078)			10,110

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INSTRUMENTS 4.9%

COMMERCIAL PAPER 1.1%
Bank of America Corp.
5.215% due 12/03/2007	$4,300	$4,222

REPURCHASE AGREEMENTS 0.4%
State Street Bank and Trust Co.
4.900% due 08/01/2007	1,527	1,527

(Dated 07/31/2007. Collateralized by Federal Home Loan Bank 4.125% due 10/19/2007 valued at $1,558. Repurchase proceeds are $1,527.)

U.S. TREASURY BILLS 3.4%
4.594% due 08/30/2007 - 09/13/2007 (a)(c)(e)	12,340	12,286

Total Short-Term Instruments (Cost $18,035)		18,035

PURCHASED OPTIONS (g) 0.0%
(Cost $2,691)		22

Total Investments (d) 300.1% (Cost $1,106,617)		$1,093,107

Other Assets and Liabilities (Net) (200.1%)		(728,879)

Net Assets 100.0%		$364,228

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average rate.

(b)	On July 31, 2007, securities valued at $297,836 were pledged as collateral for reverse repurchase agreements.

(c)	Securities with an aggregate market value of $2,238 have been pledged as collateral for swap and swaption contracts on July 31, 2007.

(d)	As of July 31, 2007, portfolio securities with an aggregate value of $196 were valued in good faith and pursuant to the guidelines established by the Board of Directors.

(e)	Securities with an aggregate market value of $1,285 have been segregated with the custodian to cover margin requirements for the following open futures contracts on July 31, 2007:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note September Futures	Short	09/2007	801	$(688)
U.S. Treasury 10-Year Note September Futures	Short	09/2007	588	(561)
U.S. Treasury 30-Year Bond September Futures	Short	09/2007	244	(250)

				$(1,499)

Semiannual Report	July 31, 2007	19

Schedule of Investments (Cont.)

(f)	Swap agreements outstanding on July 31, 2007:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6-Month GBP-LIBOR	Receive	4.000%	12/15/2035	GBP	4,200	$236
HSBC Bank USA	6-Month GBP-LIBOR	Pay	5.000%	09/15/2010		9,300	(770)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.500%	12/15/2035	JPY	550,000	(1)
Goldman Sachs & Co.	6-Month JPY-LIBOR	Pay	2.500%	12/15/2035		555,000	94
Bank of America	3-Month USD-LIBOR	Pay	4.570%	01/27/2015		$12,000	(604)
Barclays Bank PLC	3-Month USD-LIBOR	Pay	5.650%	06/21/2026		350,000	(1,621)
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		26,000	(26)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000%	12/19/2009		8,300	(70)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.700%	06/19/2025		50,000	(929)
Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	4.920%	08/21/2016		200,000	1,248
Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	6.200%	08/21/2016		200,000	202
Royal Bank of Scotland Group PLC	3-Month USD-LIBOR	Receive	5.700%	06/19/2025		115,000	(2,282)
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.700%	06/19/2025		573,900	(11,361)
UBS Warburg LLC	3-Month USD-LIBOR	Pay	5.800%	06/21/2026		350,000	5,456
UBS Warburg LLC	3-Month USD-LIBOR	Receive	5.000%	12/20/2026		47,400	(613)

							$(11,041)

(g)	Purchased options outstanding on July 31, 2007:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Value
Call - CBOT U.S. Treasury 30-Year Bond September Futures	$114.000	08/24/2007	153	$3	$14

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Value
Call - OTC 9-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Pay	4.920%	08/17/2007	$200,000	$1,840	$0
Put - OTC 9-Year Interest Rate Swap	JPMorgan Chase & Co.	3-Month USD-LIBOR	Receive	6.200%	08/17/2007	200,000	800	0

							$2,640	$0

Options on Securities

Description	Strike Price	Expiration Date	Notional Amount	Cost	Value
Put - OTC Fannie Mae 5.500% due 09/01/2037	$86.500	09/06/2007	$85,000	$10	$0
Put - OTC Freddie Mac 5.500% due 09/01/2037	86.500	10/05/2007	200,000	23	6
Put - OTC Ginnie Mae 6.000% due 09/01/2037	87.500	10/11/2007	125,000	15	2

				$48	$8

20	PIMCO Strategic Global Government Fund, Inc.	See accompanying notes

(Unaudited) July 31, 2007

(h)	Short sales outstanding on July 31, 2007:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Value(1)
U.S. Treasury Bond	4.500%	05/15/2017	$50,000	$47,841	$49,432

(1) Market value includes $483 of interest payable on short sales.

(i)	Foreign currency contracts outstanding on July 31, 2007:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	549	08/2007	$0	$(2)	$(2)
Sell		7,111	08/2007	82	0	82
Sell	GBP	68	08/2007	0	(3)	(3)
Buy	JPY	457,381	10/2007	91	0	91

				$173	$(5)	$168

Semiannual Report	July 31, 2007	21

Notes to Financial Statements

1. GENERAL INFORMATION

The Fund commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, management investment company organized as a Maryland corporation. The stock exchange symbol of the Fund is “RCS.” Shares of the Fund are traded on the New York Stock Exchange (“NYSE”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

(a) Security Valuation  Fund securities are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open. Fund securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value per share (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase or sell shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Directors or persons acting at their direction. The Board of Directors has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors or persons acting at their direction believe accurately reflects fair value. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board of Directors or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). Because foreign securities can trade on non-business

22	PIMCO Strategic Global Government Fund, Inc.

(Unaudited) July 31, 2007

days of the Fund, the NAV of the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Fund shares. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The NAV is available on the website maintained by PIMCO on behalf of the Fund at www.rcsfund.com, by clicking on the Daily NAV link.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as a component of interest income on the Statement of Operations.

(c) Borrowing Under Mortgage Dollar Rolls and Forward Commitments  The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2007, there were $144,691 in dollar roll commitments.

(d) Leverage  The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to use leverage creates an opportunity for increased net income, but at the same time poses special risks. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of mortgage-dollar rolls, when-issued, delayed-delivery or forward commitment transactions. The use of leverage increases the overall duration risk of the Fund and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. Yield curve flattening reduces the potential benefits to the Fund from borrowing. Conversely, a steep yield curve increases the potential benefit to the Fund from borrowing.

(e) Dividends and Distributions to Shareholders  The Fund expects to pay monthly dividends of net investment income (other than net realized gains) to the shareholders. Under the Fund’s current policy, which may be changed at any time by the Fund’s Board of Directors, the Fund’s monthly dividends will be made at a level that reflects the past and projected performance of the Fund, which over time is expected to result in the distribution of all net investment income of the Fund. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions paid during a fiscal period may differ significantly from the net investment income and realized capital gain reported in a Fund’s annual financial statements presented under GAAP.

Semiannual Report	July 31, 2007	23

Notes to Financial Statements (Cont.)

(f) Foreign Currency  The accounting records of the Fund are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Non U.S. currency symbols utilized throughout the report are defined as follows:

DEM	German Mark	GBP	Great British Pound
EUR	Euro	JPY	Japanese Yen

(g) Foreign Currency Transactions  The Fund may enter into foreign currency contracts and foreign cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a foreign currency contract is offset by entering into another foreign currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

(h) Futures Contracts  The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(i) Options Contracts  The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or

24	PIMCO Strategic Global Government Fund, Inc.

(Unaudited) July 31, 2007

currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

(j) Repurchase Agreements   The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(k) Reverse Repurchase Agreements  Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the period ended July 31, 2007 was $342,944,105 at a weighted average interest rate of 5.33%.

(l) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Swap Agreements  The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risks.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income

Semiannual Report	July 31, 2007	25

Notes to Financial Statements (Cont.)

throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The U.S. federal income tax treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, bullet-type payments as “notional principal contracts” is uncertain. Were the U.S. Internal Revenue Service (“IRS”) to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by the Fund from such investments might be subject to U.S. excise or income taxes.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss on the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

(n) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(o) U.S. Government Agencies or Government-Sponsored Enterprises  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) New Accounting Policies  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes–an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation became effective for the Fund on July 31, 2007. Management has evaluated the application of the Interpretation in relation to the Fund and has concluded that no single filing position or combination of filing positions identified as uncertain tax positions required the accrual of a tax liability in the accounting records of the Fund for the period ended July 31, 2007. Management will monitor all existing filing positions and future filing positions in light of the Interpretation and evaluate the need for any future tax accruals and financial statement disclosures as warranted.

26	PIMCO Strategic Global Government Fund, Inc.

(Unaudited) July 31, 2007

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (the “Statement”). The Statement is effective for fiscal years beginning after November 15, 2007 and will require expanded disclosure about fair value measurements, separately for each major category of assets and liabilities, that enables shareholders to assess the inputs used to develop those measurements, and for recurring fair value measurements using significant unobservable inputs the effect of the measurements on changes in net assets for the reporting period. Management is currently evaluating the application of the Statement to the Fund and will provide additional information in relation to the Statement on the Fund’s annual financial statements for the period ending January 31, 2008.

3. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.82% based on average daily net assets of the Fund during the month.

(b) Administration Fee  PIMCO serves as administrator (the “Administrator”) and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average daily net assets of the Fund during the month.

(c) Fund Expenses  The Fund is responsible for the following expenses: (i) independent auditors’ fees; (ii) printing fees; (iii) transfer agent fees; (iv) custody and accounting fees; (v) taxes and governmental fees; (vi) brokerage fees and commissions and other portfolio transaction expenses; (vii) the costs of borrowing money, including interest expenses and bank overdraft charges; (viii) fees and expenses of the Directors who are not “interested persons”, as defined in the Act, of PIMCO or the Fund (each an “Independent Director”), and counsel retained exclusively for their benefit; (ix) legal fees; and (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, in each case attended either in person or telephonically, plus reimbursement of related expenses.

4. RELATED PARTY TRANSACTIONS

The Adviser and Administrator are related parties as defined by FAS 57, Related Party Disclosures. Fees payable to these parties are disclosed in Note 3.

5. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

6. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Semiannual Report	July 31, 2007	27

)

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2007, were as follows (amounts in thousands):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$ 3,115,506	$ 3,226,207	$ 53,624	$ 38,582

7. REGULATORY AND LITIGATION MATTERS

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including PIMCO Funds (a complex of mutual funds managed by PIMCO) and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of PIMCO Funds or on behalf of PIMCO Funds itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote funds of the Allianz Funds and of the PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007, the U.S. District Court for the District of Connecticut granted defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and PIMCO Funds has been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders–including certain registered investment companies and other funds managed by PIMCO–were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending

28	PIMCO Strategic Global Government Fund, Inc.

(Unaudited) July 31, 2007

banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The foregoing speaks only as of the date of this report. None of the aforementioned complaints alleges that any improper activity took place in the Fund. It is possible that these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services relating to the Fund.

8.  FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

At July 31, 2007, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)

$ 7,649	$ (21,159)	$ (13,510)

Semiannual Report	July 31, 2007	29

Privacy Policy*	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

* This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

30	PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan	(Unaudited)

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as the Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

Semiannual Report	July 31, 2007	31

Dividend Reinvestment Plan (Cont.)	(Unaudited)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs. You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

32	PIMCO Strategic Global Government Fund, Inc.

2007 Shareholder Meeting Results	(Unaudited)

The Fund’s annual shareholders meeting was held on June 8, 2007. The results of votes taken among shareholders on the proposal presented at the meeting are listed below.

Proposal 1

To elect two Directors to the Board of Directors of the Fund

	# of Shares Voted	% of Shares Voted
Francis E. Lundy
For	35,058,809	98.6%
Withheld	506,457	1.4%
Total	35,565,266	100.0%

Gregory S. Young
For	35,081,842	98.6%
Withheld	483,424	1.4%
Total	35,565,266	100.0%

R. Wesley Burns, Carter W. Dunlap, Jr. and James M. Whitaker continued in office as Directors.

Semiannual Report	July 31, 2007	33

Approval of Renewal of Investment Management Agreement	(Unaudited)

On May 23, 2007, the Board of Directors (the “Board”) of PIMCO Strategic Global Government Fund, Inc. (the “Fund”), including a majority of the independent Directors, approved the renewal of the Fund’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) for an additional one year term. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Directors receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Fund’s investment performance and matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation, custody, and other information relating to the nature, extent and quality of services provided by PIMCO to the Fund. In considering whether to approve renewal of the Agreement, the Board also reviewed supplementary information, including comparative industry data, with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Fund.

B.	Review Process

In connection with the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO, in response to a request from counsel to the independent Directors. On May 4, 2007, the independent Directors met to discuss the information provided by PIMCO. The Board received assistance and advice regarding applicable legal standards from counsel to the independent Directors, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data, and a report prepared by PIMCO containing additional performance information. The Board also heard oral presentations on matters related to the Agreement and met both as a full Board and in executive session of the independent Directors, without management present. In deciding to recommend the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO and its Personnel and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rate of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under PIMCO’s management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Fund. The Board also considered the nature, extent, quality and cost of advisory and administrative services provided by PIMCO to the Fund under the Agreement and the terms of the Agreement. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Fund and its shareholders.

34	PIMCO Strategic Global Government Fund, Inc.

3.	Investment Performance

The Board examined both the short-term and long-term investment performance of the Fund relative to its relevant index for the one-, two-, three-, five-, ten-year, and since inception periods ended March 31, 2007 (and for the same periods ended January 31, 2007 for the Lipper peer group, as defined below). The Board also considered the performance of the Fund relative to peer groups of similar funds. In considering the Fund’s performance, the Board considered reports prepared by Lipper and PIMCO, which included information on the Lipper Universe of Global Income Funds (the “Lipper peer group”), the Morningstar Universe of Intermediate Bond Funds and the Citigroup leveraged, higher-quality multi-sector bond group. It was noted that the Fund outperformed its benchmark, the Lehman Brothers Intermediate Aggregate Bond Index (the “Lehman Index”), for the one, two-, three-, five-, ten-year and since inception periods ended March 31, 2007 based on its net asset value. With respect to the performance of the Fund relative to its peer groups, it was noted that the Fund’s net asset value performance ranked above the category average for the Lipper peer group for the three months and ten-year period ended January 31, 2007 but ranked below average for the one-, three- and five-year periods ended January 31, 2007. Overall, the Board determined that the Fund continued to outperform its benchmark and PIMCO’s continued management is likely to benefit the Fund and its shareholders.

4.	Advisory Fees

The Board considered the services to be provided under the Agreement and the advisory fees. The Board compared the Fund’s total expenses to other funds in the Expense Group provided by Lipper and PIMCO and found the Fund’s total expenses to be reasonable. The Board noted that the Fund’s management fee under the Agreement was slightly below the median for the Lipper peer group average. PIMCO does not manage any separate accounts with a similar investment objective to the Fund; therefore the Board could not consider the fees charged by PIMCO to comparable separate accounts. The Board concluded that the Fund’s advisory fees were reasonable in relation to the value of the services provided.

5.	Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Fund as a whole, as well as the resulting level of profits to PIMCO and reviewed information on the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore, the Board did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Fund, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Fund. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the Agreement continued to be fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Fund, and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

Semiannual Report	July 31, 2007	35

Other Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO Strategic Global Government Fund, Inc.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3675-SAR-07

Item 2.	Code of Ethics.

The information required by this item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The information required by this item 8 is only required in an annual report on this Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The chief executive officer and chief financial officer of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics—Not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Global Government Fund, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	October 5, 2007

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Chief Financial Officer

Date:	October 5, 2007